SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 10, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-3939                   73-0311467
 ------------------------    ------------------------      -------------------
 (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                           Identification No.)



                  Kerr-McGee Center
               Oklahoma City, Oklahoma                      73102
      ----------------------------------------            ----------
      (Address of principal executive offices)            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)





Item 5.             Other Events
                             On April 10, 2001, Kerr-McGee  Corporation issued a
                    press release announcing that it will hold a conference call on April 25, 2001, at 11:00 a.m. (EDT), to discuss its first-quarter 2001 financial and operating results, and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits

                    (c) Exhibits

                    99.1 Press Release dated April 10, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KERR-MCGEE CORPORATION


                                  By:       (Deborah A. Kitchens)
                                            -----------------------------
                                            Deborah A. Kitchens
                                            Vice President and Controller

Dated: April 10, 2001